Exhibit 99.1
Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 27, 2011

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 120	120’ — MC, TD	GOM	Chevron	35-37	157	12/31/11	Two 6-month priced options at $35-37K dayrate (subject to cost escalation provisions). Chevron to reimburse costs of repairs up to $3.3 million.
2	Hercules 150	150’ — ILC, TD	GOM	Hilcorp	39-41	16	08/12/11
				Rooster Petroleum	43-45	25	09/06/11	Rooster contract to proceed ahead of scheduled shipyard repairs.
				Shipyard			09/20/11	Scheduled downtime for approximately 14 days
3	Hercules 173	173’ — MC, TD	GOM	Shipyard			07/29/11	Scheduled downtime for ABS 5-year special survey/repairs for approximately 60 days starting in May 2011. Two 6-month priced options at $35 — $37K dayrate (subject to cost escalation provisions).
				Chevron	35-37	155	12/31/11
4	Hercules 200	200’ — MC, TD	GOM	Apache	37-39	40	09/05/11
5	Hercules 201	200’ — MC, TD	GOM	Chevron	35-37	9	08/05/11	Scheduled downtime for approximately 30 days starting in August
6	Hercules 202	200’ — MC, TD	GOM	W&T Offshore	39-41	64	09/29/11
7	Hercules 204	200’ — MC, TD	GOM	Pisces	37-39	35	08/31/11
				Stone Energy	37-39	40	10/10/11
				Stone Energy	42-44	20	10/30/11	One 20-day priced option
8	Hercules 205	200’ — MC, TD	GOM	Energy XXI	38-40	45	09/10/11
9	Hercules 212 (former Seahawk 2001)	200’ — MC, TD	GOM	Ready Stacked
10	Hercules 213 (former Seahawk 2004)	200’ — MC, TD	GOM	Walter Oil and Gas Petroquest	38-40 36-38	29 96	08/25/11 11/29/11
11	Hercules 214 (former Seahawk 2007)	200’ — MC, TD	GOM	Castex	35-37	24	08/20/11	Scheduled downtime for ABS special survey/repairs for approximately 45 days starting in November 2011
12	Hercules 251	250’ — MS, TD	GOM	Ready Stacked
13	Hercules 253	250’ — MS, TD	GOM	Breton	36-38	19	08/15/11	Previous contract completed June 24. Current contract commenced July 15.
14	Hercules 263 (former Seahawk 2600)	250’ — MC, TD	GOM	Ready Stacked				Previous contract completed June 28
15	Hercules 264 (former Seahawk 2601)	250’ — MC, TD	GOM	Chevron	56-58	97	11/01/11	Includes up to $11.5K per day for additional personnel. Contract commenced July 6.
16	Hercules 265 (former Seahawk 2602)	250’- MC, TD	GOM	Ready Stacked				Previous contract completed July 26
17	Hercules 300 (former Seahawk 3000)	300’ — MC, TD	GOM	Arena	69-71	66	10/01/11
18	Hercules 350	350’ — ILC, TD	GOM	Chevron	73-75	157	12/31/11
					Average	52	days

Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 27, 2011

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments

19	Hercules 75	Submersible, TD	GOM	Cold Stacked 01/09
20	Hercules 77	Submersible, TD	GOM	Cold Stacked 01/09
21	Hercules 85	85’ — ILS, TD	GOM	Cold Stacked 01/09
22	Hercules 101	100’ — MC, TD	GOM	Cold Stacked 01/09
23	Hercules 152	150’ — MC, TD	GOM	Cold Stacked 05/09				Sold July 2011
24	Hercules 153	150’ — MC, TD	GOM	Cold Stacked 01/09
25	Hercules 203	200’ — MC, TD	GOM	Cold Stacked 06/09
26	Hercules 206	200’ — MC, TD	GOM	Cold Stacked 12/09
27	Hercules 207	200’ — MC, TD	GOM	Cold Stacked 01/09
28	Hercules 209 (former Seahawk 2006)	200’ — MC	GOM	Cold Stacked 01/09
29	Hercules 211	200’ — MC Workover	GOM	Cold Stacked 01/09
30	Hercules 250	250’ — MS, TD	GOM	Cold Stacked 12/09
31	Hercules 252	250’ — MS, TD	GOM	Cold Stacked 05/09
32	Hercules 256 (former Seahawk 2504)	250’ — MS, TD	GOM	Cold Stacked 12/10
33	Hercules 257	250’ — MS, TD	GOM	Cold Stacked 07/10
34	Hercules 259 (former Seahawk 2505)	250’ — MS, TD	GOM	Cold Stacked 02/10
35	Hercules 800 (former Seahawk 800)	80’ — MS, TD	GOM	Cold Stacked 10/07
36	Hercules 2000 (former Seahawk 2000)	200’ — MC, TD	GOM	Cold Stacked 05/08
37	Hercules 2002 (former Seahawk 2002)	200’ — MC, TD	GOM	Cold Stacked 10/08
38	Hercules 2003 (former Seahawk 2003)	200’ — MC, TD	GOM	Cold Stacked 02/09
39	Hercules 2005 former Seahawk 2005)	200’ — MC, TD	GOM	Cold Stacked 07/09
40	Hercules 2008 (former Seahawk 2008)	200’ — MC, TD	GOM	Cold Stacked 01/09
41	Hercules 2500 (former Seahawk 2500)	250’ — MS, TD	GOM	Cold Stacked 02/09
42	Hercules 2501 (former Seahawk 2501)	250’ — MS, TD	GOM	Cold Stacked 01/10
43	Hercules 2502 (former Seahawk 2502)	250’ — MS, TD	GOM	Cold Stacked 02/09
44	Hercules 2503 (former Seahawk 2503)	250’ — MS, TD	GOM	Cold Stacked 09/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 27, 2011

						Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments

International Offshore

1	Hercules 170	170’ — ILC, TD	Bahrain	Warm Stacked
2	Hercules 185	150’ — ILC, TD	Angola	CABGOC	59-61	930	02/11/14	Underwater inspection for five days in July 2011
3	Platform 3	Platform, TD	Mexico	Ready Stacked				Previous contract completed on July 25. Received 4-year award letter from PEMEX at $49-$51K dayrate. Start date under negotiation.
4	Hercules 258	250’ — MS, TD	India	ONGC	TBD	96	10/31/11	Contract recommenced on July 7 to complete well in progress. Rate to be comparable to successful bid on upcoming ONGC tender.
5	Hercules 260	250’ — ILC, TD	India	Enroute	39-41		08/07/11	Enroute to Democratic Republic of Congo
			Congo	Perenco	69-71	179	02/02/12	Two 6-month priced options
6	Hercules 208	200’ — MC, TD	Malaysia	Murphy	109-111	29	08/25/11
7	Hercules 261	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	136-138	65	09/30/11	Underwater inspection for 7-14 days in November 2011
8	Hercules 262	250’ — ILC, TD	Saudi Arabia	Saudi Aramco	127-129	65	09/30/11	Underwater inspection for 7-14 days in November 2011
					Average	171	days
9	Hercules 156	150’ — ILC, TD	Bahrain	Cold Stacked 12/10

Hercules Offshore
Monthly Rig Fleet Status Report
as of
July 27, 2011

Est.
					Contract (2)	Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments

US Inland Barges

1	Hercules 17	Posted — 3000 hp, TD	US Inland Gulf Coast	EPL	19-21	17	08/13/11
2	Hercules 41	Posted — 3000 hp, TD	US Inland Gulf Coast	Goldking	21-23	24	08/20/11	Contract with Crawford Hughes completed on June 25; Contracted with ADTI/Shoreline from June 26 — July 19 at $21-23K dayrate
3	Hercules 49	Posted — 3000 hp, TD	US Inland Gulf Coast	McMoran	22-24	21	08/17/11	Previous contract completed on July 19
					Average	21	days
4	Hercules 01	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
5	Hercules 09	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 05/09
6	Hercules 11	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09
7	Hercules 15	Conv — 2000 hp	US Inland Gulf Coast	Cold Stacked 12/08
8	Hercules 19	Conv — 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09
9	Hercules 27	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
10	Hercules 28	Conv — 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
11	Hercules 29	Conv — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
12	Hercules 46	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
13	Hercules 48	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
14	Hercules 52	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
15	Hercules 55	Posted — 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
16	Hercules 57	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09
17	Hercules 64	Posted — 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09

(1)	Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract will be lower and could be substantially lower and or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)	Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect.

4

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
June 30, 2011

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)	Days	Utilization(3)	Comments

Gulf of Mexico
230	2	2	$22,690	59	98%
170-215	4	4	13,611	74	62%	One vessel in drydock in June and July
140-150	6	6	8,226	123	68%	Three vessels in drydock in June
120-130	14	12	6,107	263	73%	Four vessels in drydock in June and one vessel in drydock in July
105	15	11	4,678	208	63%	Two vessels in drydock in June and July

Sub-total/Average	41	35	$8,166	727	69%

International
230-260	2	2	$47,247	30	50%	One vessel in drydock in June and July
170-215	7	7	30,518	91	43%	Two vessels in drydock in June and July
140-150	4	4	14,579	82	68%	Two vessels in drydock in June and one vessel in drydock in July
120-130	7	7	12,341	160	76%
105	4	3	6,982	36	40%

Sub-total/Average	24	23	$19,088	399	58%

Total/Average	65	58	$12,036	1,126	65%

(1)	Actively marketed liftboats excludes six GOM cold-stacked liftboats and one Nigeria cold-stacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by the continued delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend our long-term international contracts, or enter into new contracts, at current dayrates when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.